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                                                                  EXHIBIT 10.3.6

                                    GUARANTY
                             (Individual Guarantors)

         THIS GUARANTY ("Guaranty"), made by CHRISTOPHER A. JOHNSTON, BERENSON MINELLA & COMPANY, L.P., a Delaware limited partnership, and RICHARD P. JOHNSTON (each a "Guarantor" and collectively, "Guarantors"), to, and for the benefit of, STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Lender"), is as follows:

1.       GUARANTY.

         1.1 GUARANTY. For value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted FM Precision Golf Manufacturing Corp. and FM Precision Golf Sales Corp. (collectively, "Borrowers"), by Lender, Guarantors, subject to the terms of this Guaranty, unconditionally guarantee to Lender, the full and prompt payment when due of the principal of, all interest on, and all fees in respect of, all Loans (as defined in the Financing Agreement), and the full and prompt payment and performance of any and all other Obligations (as defined in the Financing Agreement) which are outstanding from time to time under the Loan Documents (as defined in the Financing Agreement) (all of the foregoing described indebtedness, liabilities and obligations which are outstanding from time to time being hereinafter collectively referred to as the "Guaranteed Obligations"), whether all or any portion of the Guaranteed Obligations are now or hereafter existing, direct or indirect, related or unrelated, joint or several, or absolute or contingent and should all or any portion of the Guaranteed Obligations not be paid when due under the terms of the Loan Documents, on occurrence of an "Event of Default" (as defined in the Financing Agreement), by reason of the maturity or acceleration of any of the Loans, on the occurrence of a default under the terms of this Guaranty, or otherwise, and at any times after the date when due. The "Financing Agreement" means the Financing Agreement of even date herewith between Lender and Borrowers.

         1.2 LIMIT ON GUARANTY Notwithstanding any other provision of this Guaranty but subject to SECTION 1.3 below, (i) Guarantors, collectively, will in no event be required to pay to Lender under this Guaranty more than the total sum (the total sum being, the "Maximum Aggregate Liability") of up to (a) $250,000 of the Guaranteed Obligations and (b) all costs, expenses, fees and amounts described in SECTION 4.4, and (ii) each Guarantor will in no event be required to pay to Lender under this Guaranty more than his share of the Maximum Aggregate Liability based, as applicable, on the following percentage amounts (as applicable, the "Maximum Individual Liabilities"): (a) Christopher A. Johnston is liable to Lender for 33.334% of Maximum Aggregate Liability; (b) Berenson Minella & Company, L.P. is liable to Lender for 33.333% of Maximum Aggregate Liability; and (c) Richard P. Johnston is liable to Lender for 33.333% of Maximum Aggregate Liability; however, each Guarantor's liability under this Guaranty will under no circumstances be affected or impaired by the existence, from time to time, of total Guaranteed Obligations in excess of the Maximum Aggregate Liability or the Maximum Individual Liabilities.

         1.3 CONTINUING GUARANTY. Notwithstanding any of the provisions of
SECTION 1.2 to the contrary, Guarantors will not be entitled to any credit against their obligations, individually and collectively, under this Guaranty by reason of any amounts (i) recovered by Lender by reason of the enforcement by Lender after an Event of Default of any of its remedies under the Loan Documents, or (ii) paid by any other Guarantor to Lender under this Guaranty; provided, however, that the total amount that Lender shall be entitled to recover from Guarantors shall be limited to the amount that would fully repay the unpaid balance of the Guaranteed Obligations up to the Maximum Aggregate Liability and subject to the Maximum Individual Liabilities.

2.       NATURE OF THE GUARANTY.

         2.1 ABSOLUTE OBLIGATIONS. The obligations of Guarantors under this Guaranty are absolute, unconditional, and will be continuing and remain in full force and effect subject to SECTION 2.2 and SECTION 2.6 below. This is a continuing guaranty of payment and not of collection. Guarantors' obligations under this Guaranty will not be released, discharged, affected, modified or impaired by any event, including, without limitation, any of the following events:

                  (i) the compromise, settlement, release, discharge or termination of any or all of the obligations of either or both of Borrowers to Lender by operation of law or otherwise, except as may result from the full and prompt performance and payment of the Guaranteed Obligations;

                  (ii) the extension of the time for payment of any obligation under the Financing Agreement or any of the other Loan Documents, or the waiver, modification or amendment (whether material or otherwise) of any obligation under the Financing Agreement or any of the other Loan Documents or the acceptance of partial payments of the Guaranteed Obligations;

                  (iii) the taking or failure to take any action under the Financing Agreement, any of the other Loan Documents or this Guaranty;

                  (iv) the invalidity or unenforceability of any provision of the Financing Agreement, any of the other Loan Documents, or this Guaranty;

                  (v) any (a) failure by Lender to take any steps to perfect, maintain, or enforce its Liens (as defined in the Financing Agreement) on the Loan Collateral (as defined in the Financing Agreement) or (b) loss, release, substitution of, or other dealings with, any collateral or other security given to Lender with respect to the Guaranteed Obligations;

                  (vi) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment, composition with creditors or readjustment of, or other similar proceedings affecting either or both of Borrowers, Guarantors, Corporate Guarantor (as defined in the Financing Agreement), or any other guarantor of the Obligations (as defined in the Financing Agreement);

                  (vii) any allegation of invalidity or contest of the validity of this Guaranty in any of the proceedings described in clause (vi) of this
SECTION 2;

                  (viii) any act, election or remedy, or other election, occurrence or circumstance of any nature, whether or not under Lender's control, that may affect or impair any subrogation right of Guarantors (or any of them) or the effectiveness or value thereof;


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                  (ix) the default or failure of Guarantors (or any of them) to perform fully any of his or their obligations set forth in this Guaranty;

                  (x) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 ET SEQ.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (xi) any borrowing or grant of a security interest by either Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                  (xii) the disallowance of all or any portion of Lender's claim(s) for repayment of the Guaranteed Obligations under Section 502 of the Bankruptcy Code; or

                  (xiii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

         2.2 REVIVAL OF GUARANTY. If (i) any demand is made at any time on Lender for the repayment of any amount received by it from either or both of Borrowers or as proceeds of any collateral or security which have been applied in payment of any of the Guaranteed Obligations, and (ii) Lender makes any repayment to either or both of Borrowers (including any trustee, debtor-in-possession or other Person (as defined in the Financing Agreement) asserting the powers of a trustee in bankruptcy) or to any trustee, receiver, sequestrator, liquidator, or custodian (as defined under the Bankruptcy Code) or any other Person under the Bankruptcy Code, any other bankruptcy act, any state or federal law, common law or equitable cause, by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of such demand, Guarantors, subject to the terms of this Guaranty, will be liable under this Guaranty for all amounts so repaid to the same extent as if such amounts had never been received originally by Lender.

         2.3 WAIVERS BY GUARANTORS. Each Guarantor hereby covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in this Guaranty. Each Guarantor waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of and reliance on this Guaranty. Each Guarantor further waives all
(i) notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to either or both of Borrowers or otherwise, (ii) notices that the principal amount, or any portion thereof (and any interest thereon), of the Loans or any of the other Guaranteed Obligations is due, (iii) notices of any and all proceedings to collect from either or both of Borrowers, any indorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and (iv), to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of all or any part of Guaranteed Obligations.

         2.4 APPLICATION OF PROCEEDS BY LENDER. Subject to SECTION 1.2 and
SECTION 1.3 above, Lender will have the exclusive right to determine the application of payments from and credits to, if any, Guarantors, either or both of Borrowers or from any other Person on account of the Guaranteed Obligations or of any other liability of Guarantors (or any of them) to Lender.



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         2.5 RESPONSIBILITY OF GUARANTORS. Each Guarantor hereby assumes responsibility for keeping himself informed of the financial condition of each Borrower, and any and all indorsers and other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing on the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal. Lender will have no duty to advise Guarantors of information known to Lender regarding such condition or any such circumstances.

         2.6 TERMINATION OF GUARANTY. Except as provided in SECTION 2.2 above, Guarantors' obligations under this Guaranty for the Guaranteed Obligations will terminate on the earlier to occur of (i) the payment, performance and satisfaction of the Guaranteed Obligations or (ii) the First Determination Date (as defined below) provided that (a) Lender has received, in accordance with the terms of Section 8.7 of the Financing Agreement, Borrowers' annual financial statements for Borrowers' fiscal year ended on or about May 31, 1997 (the "1997 Statements") and (b) the following two conditions, as determined by Lender, have been satisfied:

                  (1) Borrowers' EBITDA (as defined in Section 2 of Exhibit
10.29 of the Financing Agreement) on the First Determination Date is not less than $2,400,000; and

                  (2) No Event of Default (as defined in the Financing Agreement) has occurred and is continuing as of the First Determination Date; PROVIDED, HOWEVER, THAT

if this Guaranty did not terminate pursuant to clause (ii) above of this SECTION 2.6, this Guaranty may nonetheless terminate on the Second Determination Date provided that (a) Lender has received, in accordance with the terms of Section
8.7 of the Financing Agreement, Borrowers' annual financial statements for Borrowers' fiscal year ended on or about May 31, 1998 (the "1998 Statements") and (b) the following two conditions, as determined by Lender, have been satisfied:

                  (1) Borrowers' EBITDA (as defined in Section 2 of Exhibit
10.29 of the Financing Agreement) on the Second Determination Date is not less than $2,600,000; and

                  (2) No Event of Default (as defined in the Financing Agreement) has occurred and is continuing as of the Second Determination Date.

"First Determination Date" means the date on which Lender received the 1997 Statements.

"Second Determination Date" means the date on which Lender received the 1998 Statements.



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3. REPRESENTATIONS AND WARRANTIES. To induce Lender to extend the Guaranteed
Obligations, and for other good and valuable consideration, each Guarantor hereby represents and warrants to Lender that: (i) this Guaranty is the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms; (ii) the execution, delivery, and performance of this Guaranty does not and will not, by the lapse of time, by the giving of notice, or the satisfaction of any other condition: (a) violate or contravene any authority having the force of law or any agreement or other instrument to which any Guarantor is a party or by which any Guarantor or any of his or their properties is or may be bound, (b) result in the creation or imposition of any Lien (as defined in the Financing Agreement) on any of the properties of any Guarantor, and (c) does not require any consent or approval of any Person; and (iii) there is no action or proceeding pending before any court or Governmental Authority (as defined in the Financing Agreement) which materially, adversely affects the condition (financial or otherwise) of any Guarantor or any of his or their properties.

4.       COVENANTS.

         4.1 FINANCIAL STATEMENTS/CASH COLLATERAL ACCOUNT. On or before the Closing Date (as defined in the Financing Agreement) and each subsequent June 1st so long as this Guaranty remains in effect, Christopher A. Johnston and Richard P. Johnston will each furnish Lender with each Guarantor's respective financial statements (including, without limitation, applicable schedules) for the immediately preceding calendar year, certified by each Guarantor to fairly present each Guarantor's assets, liabilities and financial condition as of the dates thereof. Such financial statements will be in detail satisfactory to Lender and will be prepared on a basis consistent with any preceding financial statements furnished to Lender. Berenson Minella & Company, L.P. will not be required to provide such financial statements. However, on or before the Closing Date, Berenson Minella & Company, L.P. shall deposit cash in an amount equal to Berenson Minella & Company, L.P.'s Maximum Individual Liability (other than the costs, expenses and fees referenced in SECTION 4.4) in an interest-bearing account with Lender, to be held by Lender as security for Berenson Minella & Company, L.P.'s obligations under this Guaranty pursuant to the terms of a Cash Collateral Agreement of even date herewith between Lender and Berenson Minella & Company, L.P. (the "Cash Collateral Agreement").

         4.2 NO DISPOSITION OF ASSETS. Each Guarantor will not encumber, transfer or otherwise dispose of all or substantially all of his properties;

         4.3 NO TRANSFER OF FM STOCK. Except as may be expressly permitted pursuant to the Financing Agreement, no Guarantor will (i) sell, assign, pledge, hypothecate or otherwise encumber or transfer, or dispose of any rights or interests in any voting securities issued by FM Precision Golf Corp., a Delaware corporation ("FM Stock") which are owned legally or beneficially by him or (ii) allow any lien, interest, or adverse claim to attach to any of his FM Stock; and

         4.4 PAYMENTS. Guarantors will, up to their respective Maximum Individual Liabilities, pay all of the reasonable costs, expenses and fees, including, without limitation, all reasonable attorneys' fees, incurred by Lender in enforcing or attempting to enforce this Guaranty following any default on the part of Guarantors (or any of them), whether the same is enforced by suit or otherwise, and, in connection with any such default, all amounts recoverable by law, including, without limitation, interest on any unpaid amounts due under this Guaranty; PROVIDED, HOWEVER, that Berenson Minella & Company, L.P. will not be responsible for any such costs, expenses and


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fees attributable to the other Guarantors if the sums held by Lender pursuant to the Cash Collateral Agreement (as defined below) are applied by Lender to the obligations of Berenson Minella & Company, L.P. hereunder and no claims are made by, through or on behalf of Berenson Minella & Company, L.P. to recover such amounts other than due to misapplication of such amounts by Lender or other misfeasance or malfeasance by Lender.

5.       DEFAULT; SUBORDINATION.

         5.1 PAYMENT OF GUARANTEED OBLIGATIONS. At any time after all or any portion of the Guaranteed Obligations are due and payable, whether on maturity, on Lender's demand for payment, after the acceleration of the Obligations on the occurrence of an Event of Default (as defined in the Financing Agreement), on a default under this Guaranty, or otherwise: (i) Lender will have the right (a) to proceed directly against each Guarantor (or any of them in any order) under this Guaranty without first exhausting any other remedy it may have and without resorting to any security or guaranty held by it and (b) to compromise, settle, release, discharge or terminate any of the obligations of any of such Guarantor(s) as Lender, in its sole and absolute discretion, determines without thereby in any way affecting, limiting or diminishing its rights thereafter to enforce the obligations of Guarantors (individually and collectively) under this Guaranty; (ii) each Guarantor (except Berenson Minella & Company, L.P., to the extent it has already done so) will, on the demand of Lender, immediately deposit with Lender in U.S. dollars the total amount of the Guaranteed Obligations up to the Maximum Individual Liability specified in SECTION 1.2 above; and (iii) Lender will have the right to sell, collect, or otherwise dispose of and to apply the proceeds of any collateral or other security given to Lender with respect to the Guaranteed Obligations in satisfaction of the Guaranteed Obligations. Lender will have no obligation to marshall any assets in favor of any Guarantor or against or in payment of any or all of the Guaranteed Obligations.

         5.2 SUBORDINATION. Except as may be expressly permitted pursuant to the Financing Agreement, until the Guaranteed Obligations have been fully paid, performed and satisfied, (i) any and all claims of each Guarantor against either Borrower, any indorser or any other guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties are, by signing this Guaranty, made subordinate and subject in right of payment to the prior payment to Lender in full of all Obligations; and (ii) no Guarantor may exercise any right to enforce any remedy which any Guarantor now has or may in the future have against either Borrower, any indorser or any other guarantor of all or any part of the Guaranteed Obligations.

6.       GENERAL.

         6.1 CUMULATIVE REMEDIES. No waiver by Lender of any default under this Guaranty will operate as a waiver of any other default or of the same default on a future occasion. No failure or delay on the part of Lender in the exercise of any power, remedy or right will operate as a waiver thereof nor will any single or partial exercise of any power, remedy or right or the exercise of any other power, remedy or right operate as a waiver thereof. Lender may assert any of its powers, rights or remedies successively, concurrently, independently or cumulatively. The powers, remedies, and rights of Lender provided for in this Guaranty are not intended to be Lender's sole powers, remedies, or rights.



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         6.2 NO IMPLIED WAIVER BY LENDER; AMENDMENTS. A waiver, amendment, release or modification of this Guaranty will not be established by conduct, custom or course of dealing and will occur solely by an instrument in writing duly executed by Lender.

         6.3 ENTIRE AGREEMENT. This Guaranty (and, with respect to Berenson Minella & Company, L.P., the Cash Collateral Agreement) constitute the entire agreement between the parties with respect to the subject matter of this Guaranty, and supersede all prior written and oral agreements and understandings.

         6.4 COUNTERPARTS; CONSTRUCTION. This Guaranty may be executed in several counterparts, each of which will be regarded as an original instrument. The captions in this Guaranty are for reference purposes only and will not relate to the interpretation of any provision of this Guaranty. Any and all references in this Guaranty to any other document or documents will be references to this other document or documents as they may, from time to time, be modified, amended, renewed, consolidated, extended or replaced.

         6.5 SEPARATE INSTRUMENT. This Guaranty constitutes a separate instrument, enforceable in accordance with its terms, and neither this Guaranty nor the obligations of Guarantors (individually and collectively) under this Guaranty will, under any circumstance or in any legal proceeding, be deemed to have merged into any other agreement or obligation of Guarantors.

         6.6 SEVERABILITY. If any term of this Guaranty is found invalid under Ohio law (or laws of mandatory application) by a court with jurisdiction, this invalid term will be considered excluded from this Guaranty and will not invalidate the remaining terms of this Guaranty.

         6.7 OHIO LAW. This Guaranty will be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of laws principles).

         6.8 CHOICE OF FORUM. AS SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND TO EXTEND CREDIT TO BORROWERS, EACH GUARANTOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS GUARANTY, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF LENDER, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF LENDER, ITS SUCCESSORS AND ASSIGNS, TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE GUARANTEED OBLIGATIONS, WILL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR HEIRS, SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. LENDER AND GUARANTORS EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER THEIR PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS ON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO GUARANTORS AND LENDER AT THEIR RESPECTIVE ADDRESSES AS SET FORTH BELOW (OR SUCH OTHER ADDRESS AS A PARTY MAY FROM TIME TO TIME DESIGNATE FOR ITSELF BY NOTICE TO THE OTHER PARTY) OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. GUARANTORS AND LENDER EACH WAIVE TRIAL BY JURY, AND EACH GUARANTOR WAIVES ANY



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OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY
ACTION INSTITUTED UNDER THIS GUARANTY.

         6.9 SUCCESSORS AND ASSIGNS. This Guaranty will inure to the benefit of Lender, its successors and assigns and be binding on the heirs, executors, legal representatives, successors and assigns of Guarantors.

         6.10 NOTICES. Any notice or notification required, permitted or contemplated under this Guaranty must be in writing, addressed to the party to be notified at the address set forth below or at such other address as each party may designate for himself or itself from time to time by notice under this Guaranty, and will be deemed to have been validly served, given or delivered on the earliest of receipt or (i) three Business Days (as defined in the Financing Agreement) following deposit in the United States mails, via registered U.S. mail, with proper postage prepaid, or (ii) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees, or (iii) on receipt of notice given by telecopy, mailgram, telegram, telex, or personal delivery:

         To Mr. Christopher Johnston:    Mr. Christopher Johnston
                                         P.O. Box 25182
                                         4015 West Lake Creek Drive, Suite 1
                                         Jackson, Wyoming, 83001
                                         Telecopy No. (307) 739-2288

         To Berenson Minella
         & Company, L.P.:                Berenson Minella
                                         & Company, L.P.
                                         667 Madison Avenue
                                         New York, New York 10021
                                         Attn: Greg Feinstein
                                         Telecopy No. (212) 935-1499

         To Mr. Richard Johnston:        Mr. Richard Johnston
                                         Teton Pines
                                         2627 Fairways Place West
                                         Jackson, Wyoming 83001
                                         Telecopy No. (307) 739-1070

         To Lender:                      Star Bank, National Association
                                         425 Walnut Street
                                         Cincinnati, Ohio 45202
                                         Attn:  Steven C. Kieffner
                                         Telecopy No. (513) 632-2040

         6.11 SEPARATE ACTION. Each default in payment of any amount due under this Guaranty will, at Lender's sole option, give rise to a separate cause of action under this Guaranty, and separate suits, at Lender's sole option, may be brought under this Guaranty as each cause of action arises.



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



         Guarantors have signed this Guaranty as of May 31, 1996.

  /s/ Christopher A. Johnston
--------------------------------
CHRISTOPHER A. JOHNSTON

BERENSON MINELLA & COMPANY, L.P.

By:      /s/ Gregg Feinstein
   -------------------------------
Name:    Gregg Feinstein
     -----------------------------
Its:     Partner
    ------------------------------

  /s/ Richard P. Johnston by David E. Johnston, his Attorney in Fact under a
-----------------------------------------------
RICHARD P. JOHNSTON                 Power of Attorney dated May 28, 1996


Accepted in Cincinnati, Ohio
as of May 31, 1996.

STAR BANK, NATIONAL ASSOCIATION

By:      /s/ David L. Carey
   --------------------------------------
         David L. Carey    Vice President
-----------------------------------------
             (Name)          (Title)